EXHIBIT 32.02

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of

The Sarbanes-Oxley Act of 2002

In connection with Niku Corporation Annual Report on Form 10-K for the fiscal period ended January 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Shahbazian, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  that information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Niku Corporation, Inc. for the fiscal periods presented therein.

Dated: April 14, 2004	/s/ MICHAEL SHAHBAZIAN
Michael Shahbazian
Chief Financial Officer (Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Niku Corporation and will be retained by Niku Corporation and furnished to the Securities and Exchange Commission or its staff upon request.